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                                                                     Exhibit 1.1

                     SPARKLING SPRING WATER HOLDINGS LIMITED

                                  COMMON SHARES
                               (WITHOUT PAR VALUE)

                               ------------------

                             UNDERWRITING AGREEMENT

                              ---------------------


                                                         ................., 2002

Goldman, Sachs & Co.,
UBS Warburg LLC,
J.P. Morgan Securities Inc.,
TD Securities Inc.,
  As representatives of the several Underwriters
    named in Schedule I hereto,
c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004.

Ladies and Gentlemen:

        Sparkling Spring Water Holdings Limited, a corporation organized under the laws of Nova Scotia (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in
Schedule I hereto (the "Underwriters") an aggregate of ........ common shares and, at the election of the Underwriters, up to ........... additional common shares (without par value) (the "Stock") of the Company, and the shareholders of the Company named in Schedule II hereto (the "Selling Shareholders") propose, subject to the terms and conditions stated herein, to sell to the Underwriters, at the election of the Underwriters, up to ........ Shares. The aggregate of
......... shares to be sold by the Company is herein called the "Firm Shares" and the aggregate of ........ additional shares to be sold by the Company and the
Selling Shareholders is herein called the "Optional Shares". The Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section
2 hereof are herein collectively called the "Shares".

        The Company and the Underwriters, in accordance with the requirements of Rule 2720 ("Rule 2720") of the National Association of Securities Dealers, Inc. (the "NASD") and subject to the terms and conditions stated herein, also hereby confirm the engagement of the services of Goldman, Sachs & Co. (in such capacity, the "Independent Underwriter") as a "qualified independent underwriter" within the meaning of clause (b)(15) of Rule 2720 in connection with the offering and sale of the Shares.

        1. (a) The Company represents and warrants to, and agrees with, each of the Underwriters and the Independent Underwriter that:

             (i) A registration statement on Form F-1 (File No. 333-....) (the
        "Initial Registration Statement") in respect of the Shares has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any

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        post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Act, is hereinafter called a "U.S. Preliminary Prospectus"; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 6(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; and such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "U.S. Prospectus");

             (ii) A preliminary prospectus and a final prospectus have been filed with the securities regulatory authorities in each of the Provinces of Canada other than the Province of Quebec, (collectively, the "Canadian Securities Regulatory Authorities"), including with the Nova Scotia Securities Commission (the "Reviewing Authority") which has been notified that it has been selected as the principal regulator pursuant to National Policy 43-201, in compliance with all applicable securities regulations and rules of the Canadian Securities Regulatory Authorities, including any applicable published policy statements of the Canadian Securities Regulatory Authorities (collectively, the "Canadian Securities Laws"); a receipt has been issued by the Reviewing Authority on behalf of the Canadian Securities Regulatory Authorities with respect to such final prospectus and any amendment thereto in the form heretofore delivered to you for each of the Underwriters (together with all documents filed in connection therewith); no other document with respect to such final prospectus, or amendment thereto, has heretofore been filed or transmitted for filing with the Canadian Securities Regulatory Authorities and no order having the effect of ceasing or suspending the distribution of the Shares has been issued by any Canadian Securities Regulatory Authority and no proceeding for that purpose has been initiated or, to the best of the Company's knowledge, threatened by any Canadian Securities Regulatory Authority (the preliminary prospectus, as the same may have been amended, filed with the Reviewing Authority being hereinafter called the "Canadian Preliminary Prospectus" and the final prospectus, as most recently amended, filed with the Reviewing Authority and for which a final receipt document has been obtained, being hereinafter called the "Canadian Prospectus"; provided that, from and after the time the supplemented Canadian Prospectus (containing previously omitted pricing information) is filed with the Reviewing Authority in accordance with
        Section 6(a) hereof, any reference to the Canadian Prospectus herein shall be deemed to refer to the Canadian Prospectus as so supplemented); the U.S. Preliminary Prospectus and the Canadian Preliminary Prospectus are hereinafter called the


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        "Preliminary Prospectuses", and individually a "Preliminary Prospectus";
        and the U.S. Prospectus and the Canadian Prospectus are hereinafter collectively called the "Prospectuses", and individually a "Prospectus";

             (iii) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission or any of the Canadian Securities Regulatory Authorities, and each U.S. Preliminary Prospectus and Canadian Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and the requirements of Canadian Securities Laws, as applicable, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. or by the Independent Underwriter expressly for use therein;

             (iv) The Registration Statement conforms, and the U.S. Prospectus and Canadian Prospectus and any further amendments or supplements to the Registration Statement or the Prospectuses will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and the requirements of Canadian Securities Laws, as applicable; the Canadian Prospectus and any amendment or supplement thereto as of the applicable filing date, constitutes and will constitute full, true and plain disclosure of all material facts relating to the Company and its subsidiaries and the Shares and do not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case within the meaning of Canadian Securities Laws; and the Registration Statement and any amendment thereto, as of the applicable effective date, and the U.S. Prospectus and any amendment or supplement thereto, as of the applicable filing date, do not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. or by the Independent Underwriter expressly for use therein;

             (v) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included in the Prospectuses any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectuses; and, except as otherwise set forth in or contemplated by the Prospectuses, since the respective dates as of which information is given in the Registration Statement and the Prospectuses, there has not been any change in the share capital of the Company or any of its subsidiaries (other than the issuance of stock options to purchase common shares pursuant to stock option plans existing on the date of this Agreement and the issuance of common shares upon the exercise of outstanding warrants or stock options issued under existing stock option plans or the repurchase of common shares by the Company pursuant to existing repurchase plans or rights exercised in connection with the termination of employment with the Company), any net increase in the consolidated



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        long-term debt of the Company in excess of U.S. $10,000,000 or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole; and other than the subsidiaries listed on Schedule III attached hereto (together, the "Material Subsidiaries" and, individually, each a "Material Subsidiary"), there are no subsidiaries of the Company that would constitute significant subsidiaries as defined in Rule 1-02(w) of Regulation S-X;

             (vi) The Company and its Material Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectuses or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its Material Subsidiaries; and any real property and buildings held under lease by the Company and its Material Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its Material Subsidiaries;

             (vii) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Nova Scotia, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectuses, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no liability or disability by reason of the failure to be so qualified in any such jurisdiction, except where the failure to be so qualified could not reasonably be expected to have a material adverse effect or prospective material adverse effect on the general affairs, management, current or future consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect"); and each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectuses, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no liability or disability by reason of the failure to be so qualified in any such jurisdiction, except where the failure to be so qualified or to be in good standing could not reasonably be expected to have a Material Adverse Effect;

             (viii) The Company has an authorized capitalization as set forth in the Prospectuses, and all of the issued shares of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description of the Stock contained in the Prospectuses; and all of the issued shares of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, other than liens, encumbrances and equities created under loan documentation relating to indebtedness of the Company described in the Prospectuses; the holders of outstanding shares of the Company are not entitled to preemptive or other rights that have not been waived to acquire the


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        Shares; and there are no outstanding securities convertible into or exchangeable for, or warrants, rights or options to purchase from the Company, or obligations of the Company to issue, the Stock or any other class of shares of the Company (except as set forth in the Prospectus under "Description of Share Capital");

             (ix) The unissued Shares to be issued and sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable and will conform to the description of the Stock contained in the Prospectuses;

             (x) This Agreement has been duly authorized, executed and delivered by the Company;

             (xi) The issue and sale of the Shares to be sold by the Company hereunder and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject except for conflicts, breaches, violations and defaults that could not reasonably be expected to have a Material Adverse Effect, nor will such action result in any violation of the provisions of the memorandum and articles of association or articles or certificate of incorporation or by-laws, or other organizational documents of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body or any stock exchange authorities (a "Governmental Agency") having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification (each, a "Governmental Authorization") of or with any Governmental Agency having jurisdiction over the Company or any of its subsidiaries or any of their properties or any stock exchange authorities is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except (A) the registration under the Act of the Shares and under the Securities Exchange Act of 1934, as amended (the "Exchange Act") of the Stock, and the qualification of the distribution of the Shares under the Canadian Securities Laws (which registrations and qualifications have been obtained), (B) such Governmental Authorizations as have been duly obtained and are in full force and effect and copies of which have been furnished to you, (C) the listing of the Shares on the New York Stock Exchange, and (D) such Governmental Authorizations as may be required under state securities or Blue Sky laws or any laws of jurisdictions outside the United States and Canada in connection with the purchase and distribution of the Shares by or for the account of the Underwriters;

             (xii) Neither the Company nor any of its subsidiaries is in violation of its memorandum and articles of association or articles or certificate of incorporation or by-laws, or other organizational documents, or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except for such defaults that could not reasonably be expected to have a Material Adverse Effect;



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             (xiii) No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to Canada or any political subdivision or taxing authority thereof or therein in connection with (A) the execution and delivery of this Agreement, (B) the sale and delivery by the Company and the Selling Shareholders of the Shares or the issuance of the Shares by the Company to or for the respective accounts of the Underwriters or
        (C) the sale and delivery outside Canada by the Underwriters of the Shares to the initial purchasers thereof;

             (xiv) Neither the Company nor any of its subsidiaries has taken, directly or indirectly, any action which was designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

             (xv) The statements set forth in the Prospectuses under the caption "Description of Share Capital", insofar as they purport to constitute a summary of the terms of the Stock, and under the captions "United States Federal Tax Considerations" and "Canadian Federal Tax Considerations for United States Residents", insofar as they purport to describe the provisions of the laws referred to therein, are accurate and fair in all material respects;

             (xvi) Other than as set forth in the Prospectuses, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by any Governmental Agency or threatened by others;

             (xvii) The Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company", as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

             (xviii) The Company and each of its subsidiaries have all licenses, franchises, permits, authorizations, approvals and orders and other concessions of and from all Governmental Agencies that are necessary to own or lease their other properties and conduct their businesses as described in the Prospectuses, except where the failure to have such licenses, franchises, permits, authorizations, approvals, orders and other concessions could not reasonably be expected to have a Material Adverse Effect;

             (xix) The Company is not a Passive Foreign Investment Company ("PFIC") within the meaning of Section 1296 of the United States Internal Revenue Code of 1986, as amended, and is not likely to become a PFIC;

             (xx) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

             (xxi) Ernst & Young LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

             (xxii) The Company and its subsidiaries have complied at all times with all applicable Environmental Health and Safety Laws, hold all permits, licenses and approvals under Environmental Health and Safety Laws material to the conduct of the



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        business of the Company and its subsidiaries and are in compliance with their respective environmental permits, except where such non-compliance or the failure to hold any such licenses or approvals could not reasonably be expected to have a Material Adverse Effect; to the best of the Company's knowledge, no property currently owned or operated by the Company or its subsidiaries (including soils, groundwater, surface water, buildings or other structures) is contaminated with any Hazardous Substance, which contamination could reasonably be expected to have a Material Adverse Effect; to the best of the Company's knowledge, no property formerly owned or operated by the Company or any of its subsidiaries was contaminated with any Hazardous Substance during or prior to such period of ownership or operation; neither the Company nor any of its subsidiaries is subject to liability for any Hazardous Substance disposal or contamination on any third party property, which liability could reasonably be expected to have a Material Adverse Effect; neither the Company nor any of its subsidiaries has released or is aware of any past or present threat of release by the Company or any of its subsidiaries of any Hazardous Substance that has had or could reasonably be expected to have a Material Adverse Effect; neither the Company nor any of its subsidiaries has received any notice, demand, letter, claim or request for information alleging that the Company or any of its subsidiaries may be in violation of or subject to liability under any Environmental Health and Safety Law; neither the Company nor any of its subsidiaries is subject to any order, decree, injunction or other agreement with any Governmental Agency or any indemnity or other agreement with any third party relating to liability under any Environmental Health and Safety Law or relating to Hazardous Substances; to the best of the Company's knowledge, there are no other circumstances or conditions involving the Company or any of its subsidiaries that could reasonably be expected to result in a Material Adverse Effect pursuant to any Environmental Health and Safety Law; and the Company has made available to you copies of all material written environmental reports, studies, assessments, sampling data and other environmental information in its possession relating to the Company or its subsidiaries or their respective current and former properties or operations. For the purposes of this section, "Environmental Health and Safety Law" shall mean any law, statute, ordinance, rule, regulation, order, decree, or requirement of any Governmental Agency relating to:
        (i) the protection, investigation or restoration of the environment, health, safety, or natural resources, (ii) the handling, use, presence, disposal, release or threatened release of any Hazardous Substance (iii) noise, odor, indoor air, employee exposure, wetlands, pollution, contamination or any injury or threat of injury to persons or property,
        (iv) the handling, storage, shipment or production of food or beverages, or (v) safety or quality of, or standards for, food or beverages or human health. For the purposes of this section, "Hazardous Substance" shall mean any substance that is: (A) listed, classified or regulated pursuant to any Environmental Health and Safety Law; (B) any petroleum product or by-product, asbestos-containing material, lead-containing paint, polychlorinated biphenyls, radioactive material or radon; or (C) any other substance that may be the subject of regulatory action by any Government Agency in connection with any Environmental Health and Safety Law;

             (xxiii) Except as disclosed in the Prospectuses, (A) neither the Company nor any of its subsidiaries is a party to any collective bargaining agreement or other labor union contract applicable to persons employed by the Company or its subsidiaries, nor are they under any current obligation to bargain with any bargaining agent on behalf of any such persons, nor, to the best of the Company's knowledge, are there or have there been any organizational campaigns, petitions or other unionization activities seeking recognition of a collective bargaining unit which could materially affect the Company or


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        any of its Material Subsidiaries, (B) there are no controversies, strikes, slowdowns or work stoppages pending or, to the knowledge of the Company, threatened between the Company or any of its subsidiaries, on the one hand, and any of their respective employees, on the other hand, which could reasonably be expected to have a Material Adverse Effect, and the Company has not experienced any controversy, strike, slowdown or work stoppage within the past three years that has had a Material Adverse Effect, (C) the Company and its subsidiaries are currently in compliance with all applicable laws relating to the employment of labor, except for such noncompliance which could not reasonably be expected to have a Material Adverse Effect, (D) neither the Company nor any of its subsidiaries is a party to, or otherwise bound by, any consent decree with, or citation by, any Governmental Agency relating to employees or employment practices, (E) neither the Company nor any of its subsidiaries has received written notice of the intent of any federal, state, local or foreign Governmental Agency responsible for the enforcement of labor or employment laws to conduct an investigation with respect to or relating to the Company or any of its subsidiaries which could reasonably be expected to have a Material Adverse Effect and no such investigation is in progress.

        (b) Each of the Selling Shareholders severally represents and warrants to, and agrees with, each of the Underwriters, the Independent Underwriter and the Company that:

             (i) All Governmental Authorizations required for the sale and delivery of the Shares to be sold by the Selling Shareholder hereunder and for the execution and delivery by such Selling Shareholder of this Agreement, the Power of Attorney and the Custody Agreement hereinafter referred to, and for the sale and delivery of the Shares to be sold by such Selling Shareholder hereunder, have been obtained, except (A) the registration under the Act of the Shares and under the Exchange Act of the Stock, and the qualification of the distribution of the Shares under the Canadian Securities Laws, (B) such Governmental Authorizations as have been duly obtained and are in full force and effect and copies of which have been furnished to you, (C) the listing of the Shares on the New York Stock Exchange, and (D) such Governmental Authorizations as may be required under state securities or Blue Sky laws or any laws of jurisdictions outside the United States and Canada in connection with the purchase and distribution of the Shares by or for the account of the Underwriters; and such Selling Shareholder has full right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement and to sell, assign, transfer and deliver the Shares to be sold by such Selling Shareholder hereunder;

             (ii) The sale of the Shares to be sold by such Selling Shareholder hereunder and the compliance by such Selling Shareholder with all of the provisions of this Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is bound, or to which any of the property or assets of such Selling Shareholder is subject, nor will such action result in any violation of any statute or any order, rule or regulation of any Governmental Agency having jurisdiction over such Selling Shareholder or the property of such Selling Shareholder;

             (iii) Such Selling Shareholder has, and immediately prior to each Time of Delivery (as defined in Section 5 hereof) such Selling Shareholder will have, good and valid title to the Shares to be sold by such Selling Shareholder hereunder, free and clear


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        of all liens, encumbrances, equities or claims; and, upon delivery of such Shares and payment therefor pursuant hereto and thereto, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters;

             (iv) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

             (v) To the extent that any statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Prospectuses or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by such Selling Shareholder expressly for use therein, such Preliminary Prospectus and the Registration Statement did, and the Prospectuses and any further amendments or supplements to the Registration Statement and the Prospectuses, when they become effective or are filed with the Commission or with the Canadian Securities Regulatory Authorities, as the case may be, will conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and to the requirements of Canadian Securities Laws and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

             (vi) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Shareholder will deliver to you prior to or at the First Time of Delivery (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof);

             (vii) Certificates in negotiable form representing all of the Shares to be sold by such Selling Shareholder hereunder have been placed in custody under a Custody Agreement (the "Custody Agreement"), in the form heretofore furnished to you, duly executed and delivered by such Selling Shareholder to [NAME OF CUSTODIAN], as custodian (the "Custodian"), and such Selling Shareholder has duly executed and delivered a Power of Attorney (the "Power of Attorney"), in the form heretofore furnished to you, appointing the persons indicated in
        Schedule II hereto, and each of them, as such Selling Shareholder's attorneys-in-fact (the "Attorneys-in-Fact") with authority to execute and deliver this Agreement on behalf of such Selling Shareholder, to determine the purchase price to be paid by the Underwriters to the Selling Shareholders as provided in Section 2 hereof, to authorize the delivery of the Shares to be sold by such Selling Shareholder hereunder and otherwise to act on behalf of such Selling Shareholder in connection with the transactions contemplated by this Agreement and the Custody Agreement; and

             (viii) The Shares represented by the certificates held in custody for such Selling Shareholder under the Custody Agreement are subject to the interests of the Underwriters hereunder; the arrangements made by such Selling Shareholder for such custody, and the appointment by such Selling Shareholder of the Attorneys-in-Fact by the Power of Attorney, are to that extent irrevocable; the obligations of the Selling Shareholders hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Shareholder or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership or corporation, by the dissolution of such partnership or corporation, or by the occurrence of any other event; if any individual Selling Shareholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership or corporation should be dissolved, or if any other such event should occur, before the delivery of the Shares hereunder, certificates representing the Shares shall be delivered by or on behalf of the Selling Shareholders in accordance with the terms and conditions of this Agreement and of the Custody Agreements; and actions taken by the Attorneys-in-Fact pursuant to the Powers of Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event.

        2. Subject to the terms and conditions herein set forth, (a) the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price per
Share of $......................, the number of Firm Shares set forth opposite the name of each Underwriter on Schedule I hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Company and each of the Selling Shareholders agree, severally and not jointly to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and each of the Selling Shareholders, at the purchase price per Share set forth in clause (a) of this Section 2, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder.

        The Company and the Selling Shareholders, as and to the extent indicated in Schedule II hereto, hereby grant, severally and not jointly, to the
Underwriters the right to purchase at their election up to .......... Optional
Shares, at the purchase price per Share set forth in the paragraph above, for the sole purpose of covering sales of shares in excess of the number of Firm Shares. Any such election to purchase Optional Shares shall be made initially with respect to the Optional Shares to be sold by the Selling Shareholders, in proportion to the maximum number of Optional Shares to be sold by each Selling Shareholder as set forth in Schedule II hereto, and then with respect to the Company up to the maximum number of Optional Shares to be sold by the Company as set forth on Schedule II hereto. Any such election to purchase Optional Shares may be exercised only by written notice from you to the Company and the Attorneys-in-Fact given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 5 hereof) or, unless you and the Company or the Attorneys-in-Fact otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

        As compensation to the Underwriters for their commitments hereunder, at each Time of Delivery (as defined in Section 5 hereof) the Company or the applicable Selling Shareholder will pay to Goldman, Sachs & Co., for the accounts of the several Underwriters, a commission per Share sold to the Underwriters by the Company or the Selling Shareholder, as the case may be, equal to $........................

        3. Upon the authorization by you of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectuses.

        4. (a) The Company hereby confirms its engagement of the services of the Independent Underwriter as, and the Independent Underwriter hereby confirms its agreement with the Company to render services as, a "qualified independent underwriter" within the meaning of Rule 2720(b)(15) with respect to the offering and sale of the Shares.

        (b) The Independent Underwriter hereby represents and warrants to, and agrees with, the Company and the Underwriters that with respect to the offering and sale of the Shares as described in the U.S. Prospectus:

             (i) The Independent Underwriter constitutes a "qualified independent underwriter" within the meaning of Rule 2720(b)(15);

             (ii) Subject to the provisions of Section 8 hereof, the Independent Underwriter will furnish to the Underwriters at the First Time of Delivery a letter, dated such Time of Delivery, in form and substance satisfactory to the Underwriters, to the effect of clause (i) above.

        (c) As compensation for the services of the Independent Underwriter hereunder, the Company agrees to pay the Independent Underwriter $10,000 at the First Time of Delivery. In addition, the Company agrees promptly to reimburse the Independent Underwriter for all out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred in its capacity as the Independent Underwriter in connection with this Agreement and the services to be rendered hereunder.

        5. (a) The Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as Goldman, Sachs & Co. may request upon at least forty-eight hours' prior notice to the Company and, if applicable, the Custodian, shall be delivered by or on behalf of the Company and the Selling Shareholders to Goldman, Sachs & Co., through the facilities of The Depository Trust Company ("DTC") for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company to Goldman, Sachs & Co. at least forty-eight hours in advance. The Company and the Selling Shareholders will cause the certificates representing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:30 a.m., New York City time, on ............., 2002 or such other time and date as Goldman, Sachs & Co.
and the Company may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., New York City time, on the date specified by Goldman, Sachs & Co. in the written notice given by Goldman, Sachs & Co. of the Underwriters' election to purchase such Optional Shares, or such other time and date as Goldman, Sachs & Co. and the Company or Goldman Sachs & Co. and the Selling Shareholders, as the case may be, may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery", such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

        At each Time of Delivery, the Company and the Selling Shareholders will pay, or cause to be paid, the commission payable at such Time of Delivery to the Underwriters under Section

2 hereof by wire transfer of Federal (same-day) funds to the account specified by Goldman, Sachs & Co.

        (b) The documents to be delivered each Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross-receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 8(q) hereof, will be delivered at the offices of Perkins Coie LLP, 1211 S.W. Fifth Avenue, Suite 1500, Portland, Oregon 97204 (the "Closing Location"), and the Shares will be delivered as specified in Section
(a) above, all at such Time of Delivery. A meeting will be held at the Closing
Location at .......p.m., New York City time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 5, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

        6.   (a) The Company agrees with each of the Underwriters:

                   (i) To prepare the U.S. Prospectus and supplemented Canadian
             Prospectus in forms approved by you and to file such U.S. Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act, and to file such supplemented Canadian Prospectus (containing previously omitted pricing information) with each of the Canadian Securities Regulatory Authorities not later than such Authorities' close of business on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement, U.S. Prospectus or Canadian Prospectus which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the U.S. Prospectus or Canadian Prospectus or any amended U.S. Prospectus or Canadian Prospectus has been filed and to furnish you copies thereof; to file promptly all reports required to be filed by the Company with the Commission pursuant to
             Section 13(a), 13(c) or 15(d) of the Exchange Act or with the Canadian Securities Regulatory Authorities pursuant to the Canadian Securities Laws, as applicable, subsequent to the date of the Prospectuses and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; to advise you, promptly after it receives notice thereof, of the issuance by the Commission or any of the Canadian Securities Regulatory Authorities of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission or any of the Canadian Securities Regulatory Authorities for the amending or supplementing of the Registration Statement, U.S. Prospectus or Canadian Prospectus, as applicable, or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

                   (ii) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions (other than the Province of Quebec) as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                   (iii) Prior to 12:00 P.M., New York City time, on the New
             York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with written and electronic copies of the U.S. Prospectus in New York City and, prior to 10:00 A.M., New York City time, on the second New York Business Day succeeding the date of this Agreement and from time to time, to furnish the Underwriters with written and electronic copies of the Canadian Prospectus in Toronto, each in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectuses in connection with the offering or sale of the Shares and if at such time any events shall have occurred as a result of which the Prospectuses as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectuses are delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the U.S. Prospectus or the Canadian Prospectus in order to comply with the Act or the Canadian Securities Laws, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Prospectus or a supplement to a Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectuses, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as you may request of an amended or supplemented U.S. Prospectus complying with Section 10(a)(3) of the Act or an amended or supplemented Canadian Prospectus complying with the Canadian Securities Laws;

                   (iv) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earning statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

                   (v) During the period beginning from the date hereof and
             continuing to and including the date 180 days after the date of the Prospectuses, (i) not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities

             (other than pursuant to employee stock option plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement or, up to an aggregate of [insert number equal to 20% of Company's outstanding common shares after this offering] common shares issued as direct consideration for acquisitions of companies or businesses by the Company or its subsidiaries, provided, the recipients of such common shares agree to be bound by the restrictions in this
             Section 6(a)(v)), without your prior written consent and (ii) with respect to any option to purchase Stock that is not exercisable by its terms during such 180 day period, not to take any action that would permit any such option to become exercisable during such 180 day period, without your prior written consent;

                   (vi) To furnish to its shareholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, shareholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants and prepared in conformity with generally accepted accounting principles in the United States ("GAAP") and, as soon as practicable after the end of each of the first three quarters of each fiscal year prepared in accordance with GAAP (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its shareholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

                   (vii) During a period of five years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to shareholders, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission); provided, however, that the Company shall not be required to deliver any information that would cause the Company or any affiliate thereof, if subject to such regulation, to make a filing under Regulation FD as promulgated under the Exchange Act;

                   (viii) To use the net proceeds received by it from the sale of the Shares pursuant to this Agreement in the manner specified in the Prospectuses under the caption "Use of Proceeds";

                   (ix) Not to (and to cause its subsidiaries not to) take,
             directly or indirectly, any action which is designed to or which constitutes or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company or facilitate the sale or resale or the Shares;

                   (x) To use its best efforts to list, subject to notice of
             issuance, the Shares on the New York Stock Exchange (the
             "Exchange");

                   (xi) To file with the Commission such information as may be required by Rule 463 under the Act;

                   (xii) If the Company elects to rely upon Rule 462(b), the
             Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with

             Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act; and

                   (xiii) Upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company's trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the Shares (the "License"); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred.

             (b) Each of the Selling Shareholders agrees with each of the
             Underwriters:

                   (i) During the period beginning from the date hereof and
             continuing to and including the date 180 days after the date of the Prospectuses, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities (other than pursuant to employee stock option plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement), without your prior written consent; and

                   (ii) Not to (and to cause its affiliates not to) take,
             directly or indirectly, any action which is designed to or which constitutes or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company or facilitate the sale or resale or the Shares.

        7. The Company and each of the Selling Shareholders covenant and agree with one another and with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act, the qualification of the Shares for distribution by prospectus under Canadian Securities Laws and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectuses and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Blue Sky Memorandum, closing documents (including compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under U.S. state and Canadian provincial securities laws as provided in Section 6(a)(ii) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky surveys; (iv) all fees and expenses in connection with listing the Shares on the New York Stock Exchange; (v) the filing fees incident to, and the reasonable fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares; (vi) the fees and expenses of the Authorized Agent (as defined in Section 15 hereof); (vii) the cost of preparing share certificates; (viii) the cost and charges of any transfer agent or registrar; (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section; (x) the fees and expenses of a single counsel for all the Selling Shareholders; (xi) the fees and expenses of the Attorneys-in-Fact and the Custodian; and (xii) all taxes arising as a result of the sale and delivery of the Shares by the Company to or for the account of the Underwriters including, any Canadian withholding, transfer or other tax (but excluding any Canadian income tax on the income of any Underwriter whose net income is otherwise subject to tax by Canada) asserted against an Underwriter by reason of the purchase and sale of a Share pursuant to this Agreement. Each of the Selling Shareholders covenants and agrees with one another and with the several Underwriters that such Selling Shareholder will pay or cause to be paid all costs, expenses and taxes incident to the performance of such Selling Shareholder's obligations hereunder, including the sale and delivery of the Shares to be sold by such Selling Shareholders to the Underwriters hereunder, which are not otherwise specifically provided for in this Section; provided, however, that Goldman, Sachs & Co. agrees to pay New York State stock transfer tax, and each Selling Shareholder agrees to reimburse Goldman, Sachs & Co. for associated carrying costs if such tax payment is not rebated on the day of payment and for any portion of such tax payment not rebated. It is understood, however, that, except as provided in this Section, and Sections 9 and 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes (other than any imposed by Canada or any political subdivision or taxing authority thereof or therein) on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

        8. The respective obligations of the Underwriters and the Independent Underwriter hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and of the Selling Shareholders herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and the Selling Shareholders shall have performed all of its and their obligations hereunder theretofore to be performed, the condition (in the case of the Underwriters) that the Independent Underwriter shall have furnished to the Underwriters the letter referred to in clause (ii) of Section 4(b) hereof and the following additional conditions:

             (a) The U.S. Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 6(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; the supplemented Canadian Prospectus shall have been filed with the Canadian Securities Regulatory Authorities in accordance with
        Section 6(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; no order having the effect of ceasing or suspending the distribution of the Shares shall have been issued and no proceeding for that purpose shall have been initiated or threatened by any Canadian Securities Regulatory Authority; and all requests for additional information on the part of the Commission or any of the Canadian Securities Regulatory Authorities shall have been complied with to your reasonable satisfaction;

             (b) Sullivan & Cromwell, United States counsel for the Underwriters, shall have furnished to you such written opinion or opinions (a draft of each such opinion is attached as Annex II(a) hereto), dated such Time of Delivery, with respect to such matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

             (c) Perkins Coie LLP, United States counsel for the Company, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex II(b) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                   (i) Each Material Subsidiary of the Company incorporated
             under the laws of the States of Delaware or Washington (collectively, the "U.S. Material Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. The U.S. Material Subsidiaries have been duly qualified to do business in the jurisdictions so indicated on a Schedule attached to such opinion;

                   (ii) All of the issued and outstanding shares of capital
             stock of the U.S. Material Subsidiaries have been duly authorized, validly issued, are fully paid and non-assessable, and are owned, directly or indirectly, by the Company, and, to such counsel's knowledge, free and clear of all liens, encumbrances or claims, other than liens, encumbrances or claims created under loan documentation relating to indebtedness of the Company described in the Prospectuses (such counsel being entitled to rely in respect of matters of fact upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that it is not aware of any facts that would cause it to believe that the foregoing opinion is not accurate);

                   (iii) This Agreement has been duly executed and delivered by the Company;

                   (iv) The submission by the Company, pursuant to Section 15 of this Agreement, to the exclusive jurisdiction of any state or federal court located in the Borough of Manhattan, The City of New York, New York (each a "New York Court") in any action arising out of or relating to this Agreement or the transactions contemplated hereby is a valid and irrevocable submission to the jurisdiction of such courts. The Company has validly and irrevocably waived any objection to the venue of a proceeding in any such court, and has validly and irrevocably appointed the Authorized Agent (as defined herein) as its authorized agent for the purpose described in
             Section 15 hereof; and service of process effected on such agent in the manner set forth in Section 15 hereof will be effective to confer valid personal jurisdiction over the Company;

                   (v) To such counsel's knowledge and other than as set forth in the Prospectuses, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries; and, to such counsel's knowledge, no such proceedings are threatened or contemplated by any Governmental Agency or threatened by others that are not set forth in the Prospectuses;

                   (vi) The issue and sale of the Shares being delivered at such
             Time of Delivery to be sold by the Company and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of (A) the federal laws of the United States, the laws of the States of New York and Washington or the General Corporate Law of the State of Delaware, in each case which, in such counsel's experience, are normally applicable to transactions of the type contemplated by this Agreement or (B) any order or decree of any United States Federal, New York, Washington or Delaware court or Governmental Agency known to such counsel and that is binding upon or effective against the Company or any of its subsidiaries or any of their properties;

                   (vii) No Governmental Authorization of the United States or
             the State of New York is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Act of the Shares and under the Exchange Act of the Stock (which registrations have been completed), and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

                   (viii) The statements set forth in the Prospectuses under the caption "United States Federal Income Tax Considerations", insofar as such statements constitute summaries of the legal matters referred to therein, fairly and accurately present in all material respects the information called for with respect to such legal matters and fairly and accurately summarize the matters referred to therein in all material respects;

                   (ix) The Company is not an "investment company", as such term is defined in the Investment Company Act;

                   (x) Such counsel does not know of any amendment to the
             Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as exhibits to the Registration Statement or required to be described in the Registration Statement or the U.S. Prospectus which are not filed or described as required; and

                   (xi) The Registration Statement and the U.S. Prospectus as of
             their respective effective or issue dates and any further amendments and supplements thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial data included in or omitted therefrom, as to which such counsel need express no opinion) appear on their face to have complied, and as of the date of this Agreement, to comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder.

                   In addition to the matters set forth above, counsel rendering the foregoing opinion shall also include a statement that, based on the information reviewed by such counsel in the course of its performance of services in connection with the registration of the Shares, including such counsel's participation in conferences with officers and other representatives of the Company, representatives of the Chartered Accountants for the Company, representatives of the Underwriters and counsel for the Underwriters at which the contents of the Registration Statement and the Prospectuses were discussed, but without independent verification of the accuracy, completeness or fairness of the statements contained in the Registration Statement, the U.S. Prospectus or any amendments or supplements thereto, except for those statements referred to in the opinion in subsection (viii) of this Section 8(c), and without such counsel assuming any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectuses or any amendments or supplements thereto, except for those statements referred to in the opinion in subsection (viii) of this Section 8(c), they have no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial data included in or omitted therefrom, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the U.S. Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial data included in or omitted therefrom, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or that, as of such Time of Delivery, either the Registration Statement, as amended prior to such Time of Delivery, or the U.S. Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial data included in or omitted therefrom, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the federal laws of the United States, the laws of the States of New York and Washington and the General Corporate Law of the State of Delaware;

             (d) Stewart McKelvey Stirling Scales, Canadian counsel for the Company, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex II(c) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                   (i) The Company has been duly incorporated and is validly
             existing as a corporation in good standing under the laws of Nova Scotia, with corporate power and authority to own its properties and conduct its business as described in the Prospectuses;

                   (ii) The Company has an authorized capitalization as set
             forth in the Prospectuses, and all of the issued shares of the Company (including the Shares being delivered at such Time of Delivery) have been duly and validly authorized and issued and are fully paid and non-assessable; the holders of outstanding shares of the Company are not entitled to preemptive or other rights to acquire the Shares provided by the provisions of the memorandum or articles of association of the Company, the laws of the province of Nova Scotia, the federal laws of Canada applicable in such province or, to the best of such counsel's knowledge, any documents, instruments or agreements which have not been complied with; other than pursuant to applicable securities laws, there are no restrictions on subsequent transfer of the Shares set forth in the provisions of the memorandum or articles of association of the Company, the laws of the province of Nova Scotia, the federal laws of Canada applicable in such province or, to the best of such counsel's knowledge, any documents, instruments or agreements; and the Shares conform in all material respects to the description of the Stock contained in the Prospectuses;

                   (iii) All Governmental Authorizations of and with any
             Governmental Agency in Nova Scotia required for the Shares to be duly and validly authorized and issued have been obtained or made and are in full force and effect;

                   (iv) Each of the Company and each Material Subsidiary of the
             Company incorporated under the laws of Canada or any province thereof (collectively, the "Canadian Material Subsidiaries") has been duly qualified as a foreign corporation for the transaction of business, and is in good standing, under the laws of each jurisdiction in Canada other than its jurisdiction of incorporation in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates);

                   (v) Each Canadian Material Subsidiary has been duly
             incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; and all of the issued shares of each such Canadian Material Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable; the Company is the sole registered owner of such shares, free and clear of all liens, encumbrances, equities or claims, other than liens, encumbrances, equities or claims created under loan documentation relating to indebtedness of the Company described in the Prospectuses (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates);

                   (vi) To the best of such counsel's knowledge, the Company and each of its Canadian Material Subsidiaries have all licenses and concessions of and from all Governmental Agencies that are necessary to own or lease their properties and conduct their businesses as described in the Prospectuses; and, to the best of such counsel's knowledge, the Company and each of its Canadian Material Subsidiaries have all franchises, permits, authorizations, approvals and orders and other licenses and concessions of and from all Governmental Agencies that are necessary to own or lease their other properties and conduct their businesses as described in the Prospectuses except for such licenses, franchises, permits, authorizations, approvals and orders the failure to obtain which will not have a material adverse effect on the financial condition or results of operations of the Company and its Canadian Material Subsidiaries;

                   (vii) To such counsel's knowledge and other than as set forth in the Prospectuses, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries; and, to such counsel's knowledge, except as disclosed in the Prospectuses no such proceedings are threatened or contemplated by any Governmental Agency or threatened by others;

                   (viii) This Agreement has been duly authorized, executed and delivered by the Company;

                   (ix) The issue and sale of the Shares being delivered at such
             Time of Delivery to be sold by the Company and compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of (A) the provisions of the memorandum or articles of association of the Company or the federal laws of Canada or the laws of the Provinces of Nova Scotia, in each case which, in such counsel's experience, are normally applicable to transactions of the type contemplated by this Agreement or (B) any order or decree of any Canadian federal or Nova Scotia court or Governmental Agency known to such counsel and that is binding upon or effective against the Company or any of its subsidiaries or any of their properties;

                   (x) The form of share certificate for the Shares has been
             duly approved by the Company and complies with the provisions of the memorandum and articles of association of the Company and the laws of Nova Scotia;

                   (xi) No withholding tax imposed under the federal laws of
             Canada or the laws of the Province of Nova Scotia will be payable by the Underwriters in respect of the payment by the Company of the commissions contemplated by this Agreement to an Underwriter, provided the Underwriter deals at arm's length with the Company (as such term is understood for purposes of the Income Tax Act (Canada), and that such commissions are payable in respect of services rendered by the Underwriter wholly outside of Canada that are performed in the ordinary course of business carried on by the Underwriter that includes the performance of such services for a fee and any such amount is reasonable in the circumstances.

                   (xii) No goods and services tax imposed under the federal
             laws of Canada will be payable by the Company in respect of the payment of commissions as contemplated by this Agreement to an Underwriter.

                   (xiii) No stamp duty, documentary taxes or similar taxes are payable by the Company under the federal laws of Canada or the laws of the Province of Nova Scotia in connection with the issuance, sale and delivery of the Shares pursuant to this Agreement by the Company or a Selling Shareholder, as the case may be.

                   (xiv) Insofar as matters of Nova Scotia law are concerned, the Registration Statement and the filing of the Registration Statement with the

             Commission have been duly authorized by and on behalf of the Company; and the Registration Statement has been duly executed pursuant to such authorization by and on behalf of the Company;

                   (xv) The Company's agreement to the choice of law provisions set forth in Section 15 hereof will be recognized by the courts of Nova Scotia; the Company can sue and be sued in its own name under the laws of Nova Scotia; the irrevocable submission of the Company to the exclusive jurisdiction of a New York Court, the waiver by the Company of any objection to the venue of a proceeding of a New York Court and the agreement of the Company that this Agreement shall be governed by and construed in accordance with the laws of the State of New York are legal, valid and binding; service of process effected in the manner set forth in Section 15 hereof will be effective, insofar as the law of Nova Scotia is concerned, to confer valid personal jurisdiction over the Company; and judgment obtained in a New York Court arising out of or in relation to the obligations of the Company under this Agreement would be enforceable against the Company in the courts of Nova Scotia.

                   (xvi) The indemnification and contribution provisions set
             forth in Section 9 hereof do not contravene the public policy, as such term is understood under the laws of the Province of Nova Scotia and the federal laws of Canada applicable therein, or laws of Nova Scotia;

                   (xvii) All dividends and other distributions declared and
             payable on the shares of the Company to be paid in Canadian dollars may under the current laws and regulations of Canada be converted into foreign currency that may be freely transferred out of Canada, without the necessity of obtaining any Governmental Authorization in Canada;

                   (xviii) To the best of such counsel's knowledge, neither the
             Company nor any of its Canadian Material Subsidiaries is in violation of its memorandum or articles of association, certificate or articles of incorporation, by-laws, or other organizational documents or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

                   (xix) Trust Company has been duly appointed the transfer
             agent and registrar for the Shares at its principal offices in the cities of [IDENTIFY PLACES OF APPOINTMENT];

                   (xx) All documents have been filed, all proceedings have been taken and all legal requirements have been fulfilled by the Company to qualify the Shares for distribution and sale to the public in each of the Provinces of Canada, other than the Province of Quebec through investment dealers or brokers registered under the applicable laws of that province who have complied with the relevant provisions of such applicable laws;

                   (xxi) The statements set forth in the Prospectuses under the caption "Description of Share Capital", insofar as they purport to constitute a summary of the terms of the Shares, under the caption "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, and under the caption "Income Tax Considerations -- Canadian Federal Income Tax", insofar as they purport to describe the principal Canadian federal income tax laws under the Income Tax Act (Canada) and the consequences under such laws to the persons described therein, are accurate, complete and fair in all material respects; and

                   (xxii) The Shares are qualified investments under the
             statutes specified under "Canadian Eligibility for Investment Considerations" in the Prospectuses.

                   In addition to the matters set forth above, counsel rendering the foregoing opinion shall also include a statement that, based on the information reviewed by such counsel in the course of its performance of services in connection with the registration of the Shares, including such counsel's participation in conferences with officers and other representatives of the Company, representatives of the Chartered Accountants for the Company, representatives of the Underwriters and counsel for the Underwriters at which the contents of the Registration Statement and the Prospectuses were discussed, but without independent verification of the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectuses or any amendments or supplements thereto, except for those statements referred to in the opinion in subsections (xxii) of this Section 8(d), and without such counsel assuming any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectuses or any amendments or supplements thereto, except for those statements referred to in the opinion in subsections (xxii) of this Section 8(d), they have no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial data included in or omitted therefrom, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectuses or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial data included in or omitted therefrom, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, either the Registration Statement, as amended prior to such Time of Delivery, or the Prospectuses or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial data included in or omitted therefrom, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                   Such counsel shall be entitled to rely, where applicable,
             upon opinions of local counsel and, in respect of matters of fact, upon certificates of officers of the Company provided that such counsel shall state that they believe both you and they are justified in relying upon such opinions and certificates.

        (e) Osler, Hoskin & Harcourt LLP, Canadian counsel for the Underwriters, shall have furnished to you such written opinion or opinions (a draft of such opinion is attached as Annex II(d) hereto), dated such Time of Delivery, with respect to the matters covered in paragraphs (i) through (xxii) of subsection
(d) of this Section 8 as well as such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters, provided that such counsel shall be entitled to rely on the opinions of local counsel as to matters governed by the laws of jurisdictions other than the Provinces of Ontario, Alberta and Quebec and the federal laws of Canada applicable therein, and as to matters of fact on certificates of officers of the Company, and provided further that such counsel shall be entitled to rely upon the opinion of Canadian counsel for the Company with respect to the matters covered in paragraphs (i) through (xxii) of subsection (d) of this Section 8 other than paragraphs (xx) and (xxii) thereof;

        (g) The respective counsel for each of the Selling Shareholders, as indicated in Schedule II hereto, each shall have furnished to you their written opinion (a draft of such opinion is attached as Annex II(e) hereto) with respect to each of the Selling Shareholders for whom they are acting as counsel, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                   (i) A Power of Attorney and a Custody Agreement have been
             duly executed and delivered by such Selling Shareholder and constitute valid and binding agreements of such Selling Shareholder in accordance with their terms;

                   (ii) This Agreement and the has been duly executed and
             delivered by or on behalf of such Selling Shareholder; and the sale of the Shares to be sold by such Selling Shareholder hereunder and the compliance by such Selling Shareholder with all of the provisions of this Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument set forth on a certificate from such Selling Shareholder to such counsel which certifies all indentures, mortgages, deeds of trust, loan agreements or other agreements or instruments to which such Selling Shareholder is a party or by which such Selling Shareholder is bound and that relate to such Selling Shareholders' Shares (provided that such counsel shall state that it is not aware of any facts that would cause it to believe that such certificate is not accurate), or to which any of the property or assets of such Selling Shareholder is subject, nor will such action result in any violation of any federal laws of the United States or the laws of the State in which such Selling Shareholder resides, in each case which, in such counsel's experience, are normally applicable to transactions of the type contemplated by this Agreement and have jurisdiction over such Selling Shareholder or the property thereof or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over such Selling Shareholder or the property of such Selling Shareholder;

                   (iii) No Governmental Authorization of or with any
             Governmental Agency in the State in which such Selling Shareholder resides is required for the consummation of the transactions contemplated by this Agreement in connection with the selling to the Underwriters of the SHARES to be sold by such Selling Shareholder hereunder, except such as have been obtained under the Act and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of such Shares by the Underwriters;

                   (iv) Good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims, has been transferred to each of the several Underwriters who have purchased such Shares in good faith and without notice of any such lien, encumbrance, equity or claim or any other adverse claim within the meaning of the New York Uniform Commercial Code;

                   (v) The submission by such Selling Shareholder, pursuant to
             Section 15 of this Agreement, to the exclusive jurisdiction of any New York Court in any action arising out of or relating to this Agreement or the transactions contemplated hereby is a valid and irrevocable submission to the jurisdiction of such courts. Such Selling Shareholder's agreement to the choice of law provisions set forth in Section 15 hereof will be recognized by the courts of the jurisdictions in which such Selling Shareholder is incorporated or formed and is principally located; such Selling Shareholder can sue and be sued in its own name under the laws of the jurisdictions in which such Selling Shareholder is incorporated or formed and is principally located; the irrevocable submission of such Selling Shareholder to the exclusive jurisdiction of a New York Court, the waiver by such Selling Shareholder of any objection to the venue of a proceeding of a New York court and the agreement of such Selling Shareholder that this agreement of such Selling Shareholder shall be governed by and construed in accordance with the laws of the State of New York are legal, valid and binding; service of process effected in the manner set forth in Section 14 hereof will be effective, insofar as the law of the jurisdictions in which such Selling Shareholder is incorporated or formed and is principally located is concerned, to confer valid personal jurisdiction over such Selling Shareholder; and judgment obtained in a New York court arising out of or in relation to the obligations of such Selling Shareholder under this Agreement would be enforceable against such Selling Shareholder in the courts of the jurisdictions in which such Selling Shareholder is incorporated or formed and is principally located.

        In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the federal laws of the United States and the laws of the State of New York;

             (h) Charles Russell, English counsel for the Company, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex II(f) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                   (i) Each subsidiary of the Company incorporated under the
             laws of England has been duly incorporated and is validly existing as a company in good standing under the laws of England; and an inspection of the Register of Members of each such subsidiary and the minutes of meetings of the board of directors and shareholders of each such subsidiary indicated that all of the issued shares of each such subsidiary have been duly and validly authorized and issued, are fully paid and, accordingly, no further contributions in respect of such shares would be required from the holders thereof by virtue of their being such holders, and the Company is registered (directly or indirectly) as the holder of all of the shares of such subsidiaries shown in such Register, free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of matters of fact upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that they believe that both you and they are justified in relying upon such certificates);

             (i) Biggart Baillie, Scottish counsel for the Company, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex II(g) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                   (i) Each subsidiary of the Company incorporated under the
             laws of Scotland has been duly incorporated and is validly existing as a company in good standing under the laws of Scotland; and an inspection of the Register of Members of each such subsidiary and the minutes of meetings of the board of directors and shareholders of each such subsidiary indicated that all of the issued shares of each such subsidiary have been duly and validly authorized and issued, are fully paid and, accordingly, no further contributions in respect of such shares would be required from the holders thereof by virtue of their being such holders, and the Company is registered as the holder of all of the shares of such subsidiaries shown in such Register, free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of matters of fact upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that they believe that both you and they are justified in relying upon such certificates);

         (j) On the date of the Prospectuses at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, Ernst & Young LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex I(a) hereto and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Registration Statement and as of each Time of Delivery is attached as Annex I(b) hereto);

        (k) Neither the Company nor any of its subsidiaries shall have sustained
(i) since the date of the latest audited financial statements included in the Prospectuses any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectuses, and (ii) since the respective dates as of which information is given in the Prospectuses there shall not have been any change in the share capital of the Company or any of its subsidiaries (other than the issuance of stock options to purchase common shares pursuant to stock option plans existing on the date of this Agreement and the issuance of common shares upon the exercise of outstanding warrants or stock options issued prior to the date hereof under existing stock option plans or the repurchase of common shares by the Company pursuant to existing repurchase plans or rights exercised in connection with the termination of employment with the Company), any net increase in the consolidated long-term debt of the Company in excess of U.S. $10,000,000, or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectuses, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectuses;

        (l) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

        (m) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities in New York or Canada declared by the relevant authorities, or a material disruption in commercial banking or securities settlement or clearance services in the United States or Canada; (iv) a change or development involving a prospective change in Canadian federal or provincial taxation affecting the Company, the Shares or the transfer thereof; (v) the outbreak or escalation of hostilities involving the United States or Canada or the declaration by the United States or Canada of a national emergency or war; or (vi) the occurrence of any other calamity or crisis or any adverse change in financial, political or economic conditions or currency exchange rates or controls in the United States, Canada or elsewhere, if the effect of any such event specified in clause (v) or (vi) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectuses;

        (n) The Shares to be sold by the Company and the Selling Shareholders at such Time of Delivery shall have been duly listed, subject to notice of issuance, on the New York Stock Exchange;

        (o) The Company has obtained and delivered to the Underwriters executed copies of an agreement from each shareholder of the Company to the effect set forth in Section 6(a)(v) hereof in form and substance satisfactory to you;

        (p) The Company shall have complied with the provisions of Section 6(a)(iii) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement; and

        (q) The Company and the Selling Shareholders shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company and of the Selling Shareholders, respectively, satisfactory to you as to the accuracy of the representations and warranties of the Company and the Selling Shareholders, respectively, herein at and as of such Time of Delivery, as to the performance by the Company and the Selling Shareholders of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as you may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (i) of this Section, and as to such other matters as you may reasonably request.

        9. (a) The Company will indemnify and hold harmless each Underwriter and the Independent Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or the Independent Underwriter, as the case may be, may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectuses, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter or the Independent Underwriter, as the case may be, for any legal or other expenses reasonably incurred by such Underwriter or the Independent Underwriter, as the case may be, in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectuses or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Goldman, Sachs & Co. or by the Independent Underwriter expressly for use therein.

        (b) Each of the Selling Shareholders, severally and not jointly, will indemnify and hold harmless each Underwriter and the Independent Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or the Independent Underwriter, as the case may be, may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectuses, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectuses or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Selling Shareholder expressly for use therein; and will reimburse each Underwriter or the Independent Underwriter, as the case may be, for any legal or other expenses reasonably incurred by such Underwriter or the Independent Underwriter, as the case may be, in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that such Selling Shareholder shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectuses or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Goldman, Sachs & Co. or by the Independent Underwriter expressly for use therein; and, provided further, that the liability of a Selling Shareholder pursuant to this subsection 9(b) shall not exceed the product of the number of Shares sold by such Selling Shareholder and the initial public offering price of the Shares as set forth in the Prospectuses.

        (c) Each Underwriter will indemnify and hold harmless the Company and each Selling Shareholder against any losses, claims, damages or liabilities to which the Company or such Selling Shareholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectuses, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectuses or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company and each Selling Shareholder for any legal or other expenses reasonably incurred by the Company or such Selling Shareholder in connection with investigating or defending any such action or claim as such expenses are incurred.

        (d) Promptly after receipt by an indemnified party under subsection (a),
(b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (which shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party. Notwithstanding anything to the contrary, an indemnifying party shall not be liable for the settlement of any claim or action effected without its prior written consent, which consent shall not be unreasonably withheld.

        (e) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a),
(b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters and the Independent Underwriter on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters and the Independent Underwriter on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters and the Independent Underwriter on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company and the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Shares purchased under this Agreement, in each case as set forth in the table on the cover page of the U.S. Prospectus and, as applicable, to the fee payable to the Independent Underwriter pursuant to the first sentence of Section 4(c) hereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholders on the one hand or either the Underwriters or the Independent Underwriter on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, each of the Selling Shareholders, the Underwriters and the Independent Underwriter agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters and the Independent Underwriter were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public, and the Independent Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by the Underwriters and distributed to the public were offered to the public, exceeds the amount of any damages which such Underwriter or the Independent Underwriter, as the case may be, have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

        (f) The obligations of the Company and the Selling Shareholders under this Section 9 shall be in addition to any liability which the Company and the respective Selling Shareholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter or the Independent Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company or any Selling Shareholder within the meaning of the Act; and the obligations of the Independent Underwriter under this Section 9 shall be in addition to any liability which the Independent Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company or any Selling Shareholder within the meaning of the Act.

        10. (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company and the Selling Shareholders shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company and the Selling Shareholders that you have so arranged for the purchase of such Shares, or the Company and the Selling Shareholders notify you that they have so arranged for the purchase of such Shares, you or the Company and the Selling Shareholders shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectuses, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectuses which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

        (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company and the Selling Shareholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all of the Shares to be purchased at such Time of Delivery, then the Company and the Selling Shareholders shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

        (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company and the Selling Shareholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all of the Shares to be purchased at such Time of Delivery, or if the Company and the Selling Shareholders shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company or the Selling Shareholders, as applicable, to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company or the Selling Shareholders, except for the expenses to be borne by the Company and the Selling Shareholders and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

        11. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Shareholders and the several Underwriters and the Independent Underwriter, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter, the Independent Underwriter or any controlling person of any Underwriter, the Independent Underwriter or the Company, or any of the Selling Shareholders, or any officer or director or controlling person of the Company, or any controlling person of any Selling Shareholder, and shall survive delivery of and payment for the Shares.

        12. If this Agreement shall be terminated pursuant to Section 10 hereof, neither the Company nor the Selling Shareholders shall then be under any liability to any Underwriter or the Independent Underwriter except as provided in the second sentence of Section 4(c) hereof and Sections 7 and 9 hereof; but, if for any other reason any Shares are not delivered by or on behalf of the Company and the Selling Shareholders as provided herein, the Company will reimburse the Underwriters through you for all reasonable out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company and the Selling Shareholders shall then be under no further liability to any Underwriter or the Independent Underwriter in respect of the Shares not so delivered except as provided in the second sentence of Section 4(c) hereof and Sections 7 and 9 hereof.

        13. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the representatives; and in all dealings with any Selling Shareholder hereunder, you and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of such Selling Shareholder made or given by any or all of the Attorneys-in-Fact for such Selling Shareholder.

        All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters or the Independent Underwriter shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of Goldman, Sachs & Co., 32 Old Slip, 21st Floor, New York, New York 10005, Attention: Registration Department; if to any Selling Shareholder shall be delivered or sent by mail, telex or facsimile transmission to counsel for such Selling Shareholder at its address set forth in Schedule II hereto, with a copy to the Company; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 9(d) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire or telex constituting such Questionnaire, which address will be supplied to the Company or the Selling Shareholders by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

        14. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Independent Underwriter, the Company and the Selling Shareholders and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Company and each person who controls the Company, any Selling Shareholder, any Underwriter or the Independent Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

        15. Each of the parties hereto irrevocably (i) agrees that any legal suit, action or proceeding against the Company or the Selling Shareholder brought by any Underwriter or by any person who controls any Underwriter arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any New York court, (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding and (iii) submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Each of the Company and the Selling Shareholders has appointed [LAWCO OF OREGON, INC.], as its authorized agent (the "Authorized Agent") upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any New York Court by any Underwriter or by any person who controls any Underwriter, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. Each of the Company and the Selling Shareholders represents and warrants that the Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the

Company shall be deemed, in every respect, effective service of process upon the Company and the Selling Shareholders as the case may be. A copy of any such process shall also be delivered to the Company at [ADDRESS], Attention:
___________.

        16. In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency (the "judgment currency") other than United States dollars, the Company and the Selling Shareholders, as the case may be, will indemnify each Underwriter against any loss incurred by such Underwriter as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the rate of exchange at which an Underwriter is able to purchase United States dollars with the amount of the judgment currency actually received by such Underwriter within two
(2) New York Business Days following receipt of such judgment currency. The foregoing indemnity shall constitute a separate and independent obligation of the Company and the Selling Shareholders and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.

        17. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

        18. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

        19. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

        20. The Company and the Selling Shareholders are authorized, subject to applicable law, to disclose any and all aspects of this potential transaction that are necessary to support any U.S. federal income tax benefits expected to be claimed with respect to such transaction, and all materials of any kind (including tax opinions and other tax analyses) related to those benefits, without the Underwriters imposing any limitation of any kind.

        If the foregoing is in accordance with your understanding, please sign and return to us ten (10) counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters and the Independent Underwriter, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Independent Underwriter, the Company and each of the Selling Shareholders. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company and the Selling Shareholders for examination upon request, but without warranty on your part as to the authority of the signers thereof.

        Any person executing and delivering this Agreement as Attorney-in-Fact for a Selling Shareholder represents by so doing that he has been duly appointed as Attorney-in-Fact by such Selling Shareholder pursuant to a validly existing and binding Power of Attorney which authorizes such Attorney-in-Fact to take such action.

                                Very truly yours,

                                Sparkling Spring Water Holdings Limited

                                By:.............................................
                                   Name:
                                   Title:

                                Stephen L. Larson

                                By:.............................................
                                   Name:
                                   Title:
                                As Attorney-in-Fact acting on behalf
                                of the Selling Shareholder named in
                                Schedule II to this Agreement.

                                Kevin Newman

                                By:.............................................
                                   Name:
                                   Title:
                                As Attorney-in-Fact acting on behalf
                                of the Selling Shareholder named in
                                Schedule II to this Agreement.

Accepted as of the date hereof at ........,
              ...............

Goldman, Sachs & Co.
UBS Warburg LLC
J.P. Morgan Securities Inc.
TD Securities Inc.


By:.......................................................
                     (Goldman, Sachs & Co.)


        On behalf of each of the Underwriters

Goldman, Sachs & Co.
in its capacity as the Independent Underwriter

By:.......................................................
                     (Goldman, Sachs & Co.)

                                   SCHEDULE I

                                                                          NUMBER OF OPTIONAL
                                                                             SHARES TO BE
                                                       TOTAL NUMBER OF       PURCHASED IF
                                                         FIRM SHARES        MAXIMUM OPTION
                      UNDERWRITER                      TO BE PURCHASED        EXERCISED
                      -----------                      ---------------    ------------------
Goldman, Sachs & Co..............................
UBS Warburg LLC
J.P. Morgan Securities Inc.......................
TD Securities Inc................................
  [NAMES OF OTHER UNDERWRITERS]..................


  Total .........................................
                                                         ------------         ------------

                                                         ============         ============

                                   SCHEDULE II

                                                                             NUMBER OF OPTIONAL
                                                           TOTAL NUMBER OF      SHARES TO BE
                                                             FIRM SHARES      SOLD IF MAXIMUM
                                                             TO BE SOLD       OPTION EXERCISED
                                                           ---------------   ------------------
The Company............................................

The Selling Shareholder(s):
        Stephen L. Larson(a)...........................
        Kevin Newman(b)................................


        Total...........................................
                                                               -----------         -----------

                                                               ===========         ===========

        (a) This Selling Shareholder is represented by Perkins Coie LLP, 1211 S.W. Fifth Avenue Portland, OR 97204 and has appointed [NAMES OF
ATTORNEYS-IN-FACT (NOT LESS THAN TWO)], and each of them, as the Attorneys-in-Fact for such Selling Shareholder.

        (b) This Selling Shareholder is represented by Perkins Coie LLP, 1211 S.W. Fifth Avenue Portland, OR 97204 and has appointed [NAMES OF
ATTORNEYS-IN-FACT (NOT LESS THAN TWO)], and each of them, as the Attorneys-in-Fact for such Selling Shareholder.

                                  SCHEDULE III

                              MATERIAL SUBSIDIARIES



                           U.S. MATERIAL SUBSIDIARIES

                        CRYSTAL SPRING ACQUISITION, INC.
                           CULLYSPRING WATER CO., INC.
                             PURE WATER CORPORATION
                            SPRING WATER INCORPORATED



                         CANADIAN MATERIAL SUBSIDIARIES

                      SPARKLING SPRING WATER GROUP LIMITED
                    CANADIAN SPRINGS WATER COMPANY AB LIMITED
                           POLARIS WATER COMPANY INC.
                              PSW ACQUISITION, INC.
                                639540 B.C. LTD.
                               WHISTLER WATER INC.



                               ENGLISH SUBSIDIARY

                      NATURE SPRINGS WATER COMPANY LIMITED



                               SCOTTISH SUBSIDIARY

                              WATER AT WORK LIMITED

                                                                         ANNEX I


        Pursuant to Section 8(j) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

             (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

             (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included in the Prospectuses or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder, and with the requirements of Canadian Securities Laws; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants and the Canadian Institute of Chartered Accountants of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been separately furnished to the representatives of the Underwriters (the "Representatives") and are attached hereto;

             (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants and the Canadian Institute of Chartered Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectuses as indicated in their reports thereon copies of which have been separately furnished to the Representatives and are attached hereto; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations and with Canadian Securities Laws; nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations and with Canadian Securities Laws;

             (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectuses agrees with the corresponding amounts (after restatements where applicable) in the audited consolidated financial statements for such five fiscal years;

             (v) They have compared the information in the Prospectuses under selected captions with the disclosure requirements of Regulation S-K and of Canadian Securities Laws and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 8 and 11 of Form 20-F and of Regulation S-K, and with those of Canadian Securities Laws;


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

             (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included in the Prospectuses, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                   (A) (i) the unaudited consolidated statements of income,
             consolidated balance sheets and consolidated statements of cash flows included in the Prospectuses do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, and the requirements of Canadian Securities Laws, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectuses for them to be in conformity with generally accepted accounting principles in Canada or in the United States;

                   (B) any other unaudited income statement data and balance
             sheet items included in the Prospectuses do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Prospectuses;

                   (C) the unaudited financial statements which were not
             included in the Prospectuses but from which were derived any unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Prospectuses and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Prospectuses;

                   (D) any unaudited pro forma consolidated condensed financial statements included in the Prospectuses do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the requirements of Canadian Securities Laws, or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                   (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated share capital (other than issuances of shares upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included in the Prospectuses) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or shareholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included in the Prospectuses, except in each case for changes, increases or decreases which the

             Prospectuses disclose have occurred or may occur or which are described in such letter; and

                   (F) for the period from the date of the latest financial
             statements included in the Prospectuses to the specified date referred to in clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for decreases or increases which the Prospectuses disclose have occurred or may occur or which are described in such letter; and

             (vii) In addition to the examination referred to in their report(s) included in the Prospectuses and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs
        (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectuses, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.


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